UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2009

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

Six Months Ended
September 30, 2009

October 30, 2009

Dear Shareholders:

The six-month period ended September 30, 2009 was very good for the Perkins Discovery Fund and the stock market in general.  The Fund finished the period with a return of 60.36% versus 69.92% for the Dow Jones Wilshire U.S. Micro-Cap, 43.95% for the Russell 2000® Index, 38.85% for the NASDAQ Composite Index and 34.02% for the S&P 500® Index.  Micro-Cap stocks were among the best performing during the period.  It is typical for small and micro-cap stocks to lead during the beginning of a new bull market.  During the September quarter, the Fund was up 26.04% versus 22.69% for the Dow Jones Wilshire U.S. Micro-Cap Index.

At the Perkins Discovery Fund (the “Fund”), we follow a bottom-up approach, using both fundamental and technical chart analysis to find new investment opportunities one by one and to monitor our current holdings.  During the six-month period, we acquired 13 new holdings and disposed of 12.  As a result, the portfolio expanded from 35 holdings to 36.  We started the period with 17.3% in cash and cash equivalents and ended with 7.7% as we initiated and added to holdings.  Since we were in a good market and experiencing net inflows to the Fund, we believe this was appropriate.

Our three best performing stocks for the six-month period were Ebix, Inc., Insignia Systems, Inc., and Verso Paper Corp.  Ebix provides internet-based software applications, exchanges and related services to the insurance industry.  We initially purchased the holding over three years ago as the earnings were steadily improving and the stock was moving up out of a multi-year consolidation.  We plan to hold this company as long as the positive fundamental and technical trends continue.  Insignia Systems provides in-store advertising products, programs and services to retailers and consumer packaged goods manufacturers.  Although Insignia’s business was down in the first two quarters of 2009, its third quarter results were strong with the sales momentum carrying into the fourth quarter.  We will continue to hold Insignia but may trim back our position on further price strength.  Verso Paper Corp. is a manufacturer of coated paper used in catalogs, magazines and commercial printing applications.  Earlier this year, the stock was down dramatically due to soft paper sales during the recession.  Verso has been able to take advantage of an alternative fuel tax credit that is helping to deleverage the balance sheet.  With the stock stabilizing in anticipation of improved paper sales, we took a position in late spring and early summer.

The Fund’s three biggest losers were Matrixx Initiatives, Inc., Procera Networks, Inc. and Advanced Analogic Technologies, Inc.  Matrixx Initiatives markets over-the-counter cold relief and antacid products under the Zicam, Nasal Comfort and XID brands.  We purchased Matrixx in 2006 and 2007 as the products were gaining market share resulting in growing revenues and earnings.  Unfortunately, Matrixx recalled its nasal Zicam products, which accounted for approximately 40% of revenues, after an FDA warning that they could cause loss of smell, and we sold our position.  Procera Networks manufactures network traffic identification, control and service management equipment.  We purchased our Procera holding this spring and early summer in anticipation of improving revenues and earnings, which failed to materialize causing the chart pattern to break down and we sold our position this fall.  Advanced Analogic develops power management systems-on-a-chip for use in cell phones and other feature rich energy efficient devices.  Although the stock has pulled back since we purchased our position in late summer, we still like the prospects for growth in their current applications and upcoming opportunities such as the LED TV market.

The table below shows the Fund’s performance for various periods ended September 30, 2009.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
Annualized	Discovery	Wilshire U.S.	2000®	Composite	500®
Total Return	Fund	Micro-Cap Index	Index	Index	Index
Since 4-9-98 Inception	11.12%	6.74%	3.36%	1.35%	1.31%
Ten Year	9.37%	8.52%	4.88%	-2.54%	-0.15%
Five Year	4.16%	0.93%	2.41%	2.27%	1.02%
Three Year	-2.47%	-5.53%	-4.57%	-2.05%	-5.43%
One Year	15.17%	6.23%	-9.55%	1.46%	-6.91%

Gross Expense Ratio: 2.95%

The Fund’s performance by calendar year is shown in the table below.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
	Discovery	Wilshire U.S.	2000®	Composite	500®
Calendar Period	Fund	Micro-Cap Index	Index	Index	Index
1998 (Partial Year)	9.67%	-16.28%	-11.36%	21.34%	12.84%
1999	67.54%	40.68%	21.26%	85.58%	21.03%
2000	7.61%	-18.08%	-3.02%	-39.29%	-9.15%
2001	17.76%	24.82%	2.49%	-21.05%	-11.91%
2002	-31.18%	-8.54%	-20.48%	-31.53%	-22.18%
2003	67.87%	84.03%	47.25%	50.01%	28.62%
2004	22.55%	15.87%	18.33%	8.59%	10.92%
2005	1.13%	0.99%	4.55%	1.37%	4.88%
2006	20.46%	16.02%	18.37%	9.52%	15.80%
2007	4.31%	-8.52%	-1.57%	9.81%	5.49%
2008	-51.52%	-44.98%	-33.79%	-40.54%	-37.00%
2009 (YTD to 9/30/09)	65.11%	52.83%	22.43%	34.58%	19.26%
Annualized
(Inception to 9/30/09)	11.12%	6.74%	3.36%	1.35%	1.31%

Please note that performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-366-8361. The fund imposes a 1.00% redemption fee on shares held less than 90 days.  Performance data does not reflect the redemption fee.  If it had, return would be reduced.

In our last letter we indicated that the market may have bottomed in March based on a declining number of new lows, the timing of the recession and fiscal/monetary cycles.  Now, as it turns out, the market did bottom in March, approximately 15 months after the beginning of the recession in December of 2007 as declared by the National Bureau of Economic Research (“NBER”).  Although the NBER has not yet

declared the end of the recession, most economists believe it ended this past summer.  This is supported by the recent third quarter GDP report of 3.5% economic growth.  After the advance we have seen in the market since the March lows, we would expect a market correction. If you look at the last 10 recessions, on average the market advanced for 12 months following the end of the recession.  This leads us to believe the market advance has further to go despite the likelihood of a near-term correction.

We cannot control the action of the market; however, we will continue to choose stocks that we believe can do well over the long-term using our same bottom-up selection process of looking for small companies that are benefiting from positive change.  And, of course, we continue to monitor our holdings.  Some of these will reach levels where they will be sold, even though they may continue to be good companies.  Others will not work out in the way we anticipated and will be candidates to be sold.  Both will be replaced with new ideas, as part of an ongoing process.  We believe the Perkins Discovery Fund is well positioned in micro-cap growth stocks that hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard W. Perkins, C.F.A.	Daniel S. Perkins, C.F.A.
President	Executive Vice President

Opinions expressed above are those of Richard W. Perkins or Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The Fund invests in micro-cap and early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  The Dow Jones Wilshire U.S. Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by Market Capitalization of the Dow Jones Wilshire 5000 Index. One cannot invest directly in an index.

Please refer to the schedule of investments for more information regarding fund holdings.  Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.  Current and future portfolio holdings are subject to risk.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus.  Please read it carefully before investing.

The Fund is distributed by Quasar Distributors, LLC.  (11/09)

The Perkins Discovery Fund

SECTOR ALLOCATION at September 30, 2009 (Unaudited)

*  Cash equivalents and liabilities less other assets.

EXPENSE EXAMPLE For the Six Months Ended September 30, 2009 (Unaudited)

As a shareholder of the Perkins Discovery Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including investment advisory fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/09 – 9/30/09).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares that have been held for less than 90 days. An individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example

The Perkins Discovery Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2009 (Unaudited) (Continued)

below. The example below includes, but is not limited to, investment advisory fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/09	Value 9/30/09	4/1/09 – 9/30/09*
Actual	$1,000	$1,604	$13.05
Hypothetical (5% annual
return before expenses)	$1,000	$1,015	$10.10

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 2.00% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at September 30, 2009 (Unaudited)

Shares		Value
COMMON STOCKS: 92.7%
Computer Facilities
Management Services: 1.9%
15,000	ePlus, Inc.*	$233,250
Computers & Peripherals: 1.6%
17,500	Novatel Wireless, Inc.*	198,800
Diversified Telecommunication
Services: 1.1%
90,000	Broadcast
	International, Inc.*	127,800
Electronic Equipment &
Instruments: 3.8%
60,000	ADDvantage
	Technologies
	Group, Inc.*	138,000
90,000	Wireless Ronin
	Technologies, Inc.*	323,100
		461,100
Food & Staples Retailing: 2.4%
50,000	Allion
	Healthcare, Inc.*	292,500
Food Products: 2.6%
10,000	Diamond Foods, Inc.	317,200
Health Care Equipment &
Supplies: 5.8%
150,000	CardioGenesis Corp.*	33,000
30,000	Cardiovascular
	Systems, Inc.*	218,100
20,000	Span-America
	Medical Systems, Inc.	260,200
150,000	Uroplasty, Inc.*	189,000
		700,300
Health Care Providers &
Services: 14.8%
60,000	Health Fitness Corp.*	335,400
65,000	IntegraMed
	America, Inc.*	617,500
25,000	MEDTOX
	Scientific, Inc.*	227,500
20,000	U.S. Physical
	Therapy, Inc.*	301,400
25,000	Virtual
	Radiologic Corp.*	325,750
		1,807,550
Healthcare Products: 1.6%
50,000	EDAP
	TMS S.A. - ADR*	200,000
Help Supply Services: 0.9%
50,000	RCM
	Technologies, Inc.*	112,000
Hotels, Restaurants & Leisure: 0.2%
50,000	Granite City
	Food & Brewery Ltd.*	24,000
Internet & Catalog Retail: 2.0%
45,000	U.S. Auto Parts
	Network, Inc.*	245,250
IT Services: 5.3%
80,000	Computer Task
	Group, Inc.*	648,800
Leisure Equipment & Products: 0.1%
40,000	Nature Vision, Inc.*	14,400
Machinery: 2.0%
8,500	Tennant Co.	247,010
Marine: 1.7%
25,000	Safe Bulkers, Inc.	203,000
Media: 13.7%
400,000	Insignia Systems, Inc.*	1,516,000
45,000	Lakes
	Entertainment, Inc.*	151,200
		1,667,200
Metals & Mining: 1.5%
40,000	USEC, Inc.*	187,600
Oil & Gas: 1.9%
130,000	Abraxas
	Petroleum Corp.*	232,700
Paper & Forest Products: 4.9%
200,000	Verso Paper Corp.	598,000
Pharmaceuticals: 1.7%
200,000	Heska Corp.*	88,000

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at September 30, 2009 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS: 92.7% (Continued)
Pharmaceuticals: 1.7% (Continued)
50,000	Oculus Innovative
	Sciences, Inc.*	$121,500
		209,500
Semiconductor & Semiconductor
Equipment: 4.7%
50,000	Advanced Analogic
	Technologies, Inc.*	198,500
135,000	Conexant
	Systems, Inc.*	369,900
		568,400
Software: 14.7%
25,000	Ebix, Inc.*	1,384,000
30,000	NetScout
	Systems, Inc.*	405,300
		1,789,300
Specialty Retail: 1.8%
90,000	Appliance
	Recycling Centers
	of America, Inc.*	219,600
TOTAL COMMON STOCKS
(Cost $10,149,210)		11,305,260

SHORT-TERM INVESTMENTS: 7.7%
Money Market Funds: 7.7%
410,437	AIM Liquid Assets
	Portfolio -
	Institutional
	Class, 0.279%^	410,437
526,893	AIM Short-Term Prime
	Portfolio - Institutional
	Class, 0.203%^	526,893
		937,330
TOTAL SHORT-TERM
INVESTMENTS
(Cost $937,330)		937,330
TOTAL INVESTMENTS
IN SECURITIES: 100.4%
(Cost $11,086,540)		12,242,590
Liabilities in Excess
of Other Assets: (0.4)%		(50,460)
TOTAL NET ASSETS: 100.0%		$12,192,130

*	Non Income Producing.
ADR	American Depository Receipt
^	7-day yield

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2009 (Unaudited)

ASSETS
Investments in securities, at value
(cost $11,086,540) (Note 2)	$12,242,590
Receivables:
Fund shares sold	64,793
Interest	204
Prepaid expenses	15,042
Total assets	12,322,629

LIABILITIES
Payables:
Investment securities purchased	97,200
Investment advisory fees, net	3,818
Administration fees	2,476
Custody fees	572
Distribution fees	8,985
Fund accounting fees	3,104
Transfer agent fees	4,925
Chief Compliance Officer fees	1,737
Other accrued expenses	7,682
Total liabilities	130,499

NET ASSETS	$12,192,130
Net asset value, offering and redemption price per share
($12,192,130 / 575,122 shares outstanding: unlimited
shares authorized without par value)	$21.20

COMPONENTS OF NET ASSETS
Paid-in capital	$17,123,642
Accumulated net investment loss	(83,133)
Accumulated net realized loss on investments	(6,004,429)
Net unrealized appreciation on investments	1,156,050
Net assets	$12,192,130

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2009 (Unaudited)

INVESTMENT INCOME
Dividends	$7,100
Interest	1,606
Total investment income	8,706

EXPENSES (Note 3)
Investment advisory fees	45,919
Transfer agent fees	17,484
Administration fees	15,051
Distribution fees	11,480
Registration fees	10,923
Fund accounting fees	10,185
Audit fees	9,249
Reports to shareholders	7,201
Miscellaneous expenses	4,504
Chief Compliance Officer fees	4,237
Trustee fees	2,079
Custody fees	1,775
Legal fees	786
Insurance expense	695
Total expenses	141,568
Less: fees waived	(49,729)
Net expenses	91,839
Net investment loss	(83,133)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(2,387,334)
Change in net unrealized appreciation on investments	6,660,914
Net realized and unrealized gain on investments	4,273,580
Net increase in net assets
resulting from operations	$4,190,447

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	September 30, 2009#	March 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(83,133)	$(162,394)
Net realized loss on investments	(2,387,334)	(1,320,778)
Change in net unrealized appreciation
(depreciation) on investments	6,660,914	(4,109,851)
Net increase (decrease) in net
assets resulting from operations	4,190,447	(5,593,023)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	—	(107,278)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net
assets derived from net change
in outstanding shares (a)(b)	1,162,773	(3,403,103)
Total increase (decrease)
in net assets	5,353,220	(9,103,404)

NET ASSETS
Beginning of period/year	6,838,910	15,942,314
End of period/year	$12,192,130	$6,838,910
Undistributed net investment loss	$(83,133)	$—

(a)	Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	September 30, 2009#		March 31, 2009
	Shares	Value	Shares	Value
Shares sold	113,068	$2,135,710	84,370	$1,536,967
Shares issued in
reinvestment
of distributions	—	—	8,049	94,977
Shares redeemed (b)	(55,200)	(972,937)	(295,057)	(5,035,047)
Net increase (decrease)	57,868	$1,162,773	(202,638)	$(3,403,103)

(b)	Net of redemption fees of $1,933 and $577, respectively.

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,		Year Ended March 31,
	2009#		2009	2008	2007	2006	2005
Net asset value, beginning
of period/year	$13.22		$22.15	$29.14	$27.71	$22.52	$23.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.14)		(0.31)	(0.28)	(0.48)	(0.33)	(0.61)
Net realized and
unrealized gain (loss)
on investments	8.12		(8.44)	(5.89)	4.16	7.72	0.49
Total from investment
operations	7.98		(8.75)	(6.17)	3.68	7.39	(0.12)

LESS DISTRIBUTIONS:
From net
realized gain	—		(0.18)	(0.92)	(2.25)	(2.21)	(0.72)
Paid-in capital from
redemption fees
(Note 2)	0.00	*	0.00 *	0.10	0.00 *	0.01	0.06
Net asset value,
end of period/year	$21.20		$13.22	$22.15	$29.14	$27.71	$22.52
Total return	60.36	%^	(39.40)%	(21.33)%	14.24%	35.15%	(0.54)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
of period/year
(millions)	$12.2		$6.8	$15.9	$13.6	$11.9	$6.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	3.08	%+	2.92%	2.18%	2.54%	3.28%	2.93%
After fees waived and
expenses absorbed	2.00	%+	2.00%	2.02%	2.50%	2.50%	2.50%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(2.89	)%+	(2.40)%	(1.15)%	(1.84)%	(2.68)%	(2.67)%
After fees waived and
expenses absorbed	(1.81	)%+	(1.48)%	(0.99)%	(1.80)%	(1.90)%	(2.24)%
Portfolio turnover rate	22	%^	60%	93%	78%	78%	36%

#	Unaudited.
*	Amount is less than $0.01.
+	Annualized.
^	Not Annualized.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

The Perkins Discovery Fund is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 9, 1998.

The Fund’s investment objective is to seek long-term capital appreciation with an emphasis in investing in domestic common stocks.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”),  are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2009 (Unaudited) (Continued)

asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2009, the Fund did not hold fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2009 (Unaudited) (Continued)

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$2,170,450	$—	$—	$2,170,450
Consumer Staples	317,200	—	—	317,200
Energy	420,300	—	—	420,300
Health Care	3,209,850	—	—	3,209,850
Industrial	562,010	—	—	562,010
Information Technology	3,899,650	—	—	3,899,650
Materials	598,000	—	—	598,000
Telecommunication Services	127,800	—	—	127,800
Total Equity	11,305,260	—	—	11,305,260
Short-Term Investments	937,330	—	—	937,330
Total Investments in Securities	$12,242,590	$—	$—	$12,242,590

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At March 31, 2009 the Fund had capital loss carryforwards in the amount of $3,205,545 which expire on March 31, 2017.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2009 (Unaudited) (Continued)

the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2009 (Unaudited) (Continued)

H.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities.

At September 30, 2009, the Fund did not have any assets considered illiquid.

I.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through November 24, 2009, the date the financial statements were issued.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Perkins Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the six months ended September 30, 2009, the Fund incurred $45,919 in advisory fees.

Effective July 18, 2007, the Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 2.00% of the Fund’s average daily net assets.  Prior to July 18, 2007, the limit on the Fund’s annual ratio of expenses was 2.50% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2009 (Unaudited) (Continued)

At September 30, 2009, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $197,646.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2010	$ 4,662
March 31, 2011	41,618
March 31, 2012	101,637
March 31, 2013	49,729

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Under $12 million	$30,000
$12 to $50 million	0.25% of average daily net assets
$50 to $100 million	0.20% of average daily net assets
$100 to $200 million	0.15% of average daily net assets
Over $200 million	0.10% of average daily net assets

For the six months ended September 30, 2009, the Fund incurred $15,051 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended September 30, 2009, the Fund was allocated $4,237 of the Trust’s Chief Compliance Officer fee.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2009 (Unaudited) (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund.  The Fund pays a fee to the Advisor as compensation for distribution-related activities, not reimbursement for specific expenses.  For the six months ended September 30, 2009, the Fund paid distribution fees of $11,480 to the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 2009, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, was $3,180,541 and $1,831,973, respectively.

There were no purchases or sales of U.S. Government obligations for the six months ended September 30, 2009.

The cost basis of investments for federal income tax purposes at September 30, 2009 was as follows:

Cost of investments	$11,086,540
Gross tax unrealized appreciation	4,033,200
Gross tax unrealized depreciation	(2,877,150)
Net tax unrealized appreciation	$1,156,050

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended September 30, 2009 and the fiscal year ended March 31, 2009 was as follows:

	September 30,	March 31,
	2009	2009
Distributions paid from:
Long-term capital gain	$—	$107,278

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2009 (Unaudited) (Continued)

As of March 31, 2009 the components of distributable earnings on a tax basis were as follows:

Net tax unrealized depreciation	$(5,504,864)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated losses	(3,617,095)
Total accumulated losses	$(9,121,959)

The Perkins Discovery Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

Information regarding how The Perkins Discovery Fund votes proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (800) 280-4779, by accessing the Fund’s website at www.perkinscapital.com, or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ending June 30 is available without charge, upon request, by calling (800) 280-4779 and on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Perkins Discovery Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 280-4779. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 3 and 4, 2009, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for The Perkins Discovery Fund (the “Fund”) with Perkins Capital Management, Inc. (the “Advisor”) for a provisional three-month period through November 30, 2009.  At a meeting held on November 9 and 10, 2009, the Board approved the continuance of the Advisory Agreement for the remainder of the annual term through August 31, 2010.  At these meetings and at a prior meeting held on June 16, 2009, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Lipper classifications.

The Board noted that the Fund’s performance was in line or above its peer group median for all of the relevant periods.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  The Board noted that Perkins had contractually agreed to maintain an annual expense ratio of 2.00%.  The Trustees noted that while the Fund’s total expense ratio was above its peer group median, the contractual advisory fee was equal to the peer group median and was in line with the fees charged by the advisor to its other investment management clients.  The Trustees stated that, as they had previously indicated, they would continue to monitor the Fund’s expenses closely as they determined the Advisor’s ability to continue to subsidize the Fund’s expenses.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” and the 12b-1 fees paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board, therefore, determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

(This Page Intentionally Left Blank.)

Advisor
PERKINS CAPITAL MANAGEMENT, INC.
730 East Lake Street
Wayzata, MN  55391-1769
(800) 998-3190
(952) 473-8367

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

The Perkins Discovery Fund
Symbol – PDFDX
CUSIP – 742935711

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

 (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

 (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)     /s/Robert M. Slotky
Robert M. Slotky, President

Date   November 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   November 24, 2009

By (Signature and Title)     /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date   November 24, 2009

* Print the name and title of each signing officer under his or her signature.